Raymond James Midwest Marketing Trip March 2017 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO Exhibit 99.1

Safe Harbor Statement 2 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K filed on March 8, 2017, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Snapshot 3 Overview Branch Map as of December 31, 2016 Financial Highlights as of and for the Quarter Ended December 31, 2016 • Headquartered in McKinney, Texas • 100+ years of operating history • 41 banking offices • Dallas-Fort Worth metropolitan area • Greater Austin area • Houston metropolitan area • Acquired five financial institutions, adding $2.5 billion in assets, since IPO in 2013 • Ninth largest bank by deposits headquartered in Texas (1) Non-GAAP financial measure. See Appendix for reconciliation. (2) Excludes income recognized on acquired loans of $51. Balance Sheet Highlights ($ in millions) Total Assets $ 5,853 Total Loans 4,583 Total Deposits 4,577 Equity 672 Asset Quality Nonperforming Asset Ratio 0.34 % Nonperforming Loans to Total Loans 0.39 Net Charge-off Ratio (annualized) 0.02 Capital Ratios Tier 1 Risk Based 8.55 % Total Risk Based 11.38 Tangible Common Equity to Tangible Assets 7.17 Profitability Net Income $ 14.8 Core Net Interest Margin (1) (2) 3.58 % Core Efficiency Ratio (1) 50.60 Return on average assets 1.03

Fourth Quarter Key Highlights 4 • Core (non-gaap) earnings were $15.5 million, or $0.83 per diluted share, compared to $14.8 million, or $0.80 per diluted share, for third quarter 2016, representing an increase in linked quarter core earnings of 4.9% • Strong organic loan growth of 19.3% for the quarter (annualized) and 14.6% for the year • Return on assets above 1% • Increased the quarterly dividend paid to shareholders by 25% to $0.10 per share, up from $0.08 per share • Announced acquisition of Carlile Bancshares, Inc. and its subsidiary, Northstar Bank that is projected to be accretive to earnings per share and tangible book value and capital ratios

Fourth Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Balance Sheet Data December 31, 2016 September 30, 2016 December 31, 2015 Linked Quarter Change Annual Change Total assets $ 5,852,801 $ 5,667,195 $ 5,055,000 3.3% 15.8 % Loans held for investment (gross) 4,572,771 4,360,690 3,989,405 4.9 14.6 Total deposits 4,577,109 4,416,493 4,028,279 3.6 13.6 Total borrowings (excluding trust preferred securities) 568,045 577,974 371,283 (1.7) 53.0 Total capital 672.365 643.253 603.371 4.5 11.4 Earnings and Profitability Data Net interest income $ 46,526 $ 45,737 $ 42,151 1.7% 10.4 % Net interest margin 3.59% 3.66% 3.96% (1.9)% (9.3)% Non-interest income $ 5,224 $ 4,932 $ 4,254 5.9% 22.8 % Non-interest expense 27,361 26,887 28,527 1.8% (4.1)% Net income 14,775 14,504 10,561 1.9% 39.9 % Basic EPS $ 0.79 $ 0.78 $ 0.58 1.3% 36.2 % Diluted EPS $ 0.79 $ 0.78 $ 0.58 1.3% 36.2 % Core net interest margin (1) (2) 3.58% 3.65% 3.91% (1.9)% (8.4)% Core net income (1) $ 15,541 $ 14,819 $ 11,377 4.9% 36.6 % Core basic EPS (1) $ 0.83 $ 0.80 $ 0.63 3.8% 31.7 % Core diluted EPS (1) $ 0.83 $ 0.80 $ 0.63 3.8% 31.7% 5 (1) See Appendix for Non-GAAP reconciliation (2) Excludes income recognized on acquired loans of $51, $116 and $516, respectively.

Texas: Among Strongest Economies in USA

- **Texas ranks #2** for Fortune 500 companies with 51 companies headquartered in Texas *(2016)*
- Forbes list **Texas #6** as **best state for business** and **#1 in economic climate** *(2015)*
    - Second fastest job and economic growth over past five years
    - Headquarters to 121 of the1,000 largest public and private companies in the United States
- Population - 27.6 million, **2nd largest State**
    - 9.81% population growth since 2010 versus 4.43% for the Nation
- Projected household income growth of 9.6% through 2021 versus 7.8% for the Nation
- Texas unemployment rate of 4.5% compares favorably to United States at 4.9%
- Home to **six** top universities and **six** professional sports teams
- All four of Texas' major metro areas were ranked in the top 10 on *Forbes*' **2016 America's Cities of the Future list**. (*Forbes, January 2016)*

  (#1) Austin **(#7) Dallas**

  (#6) Houston **(#8) San Antonio**



FORTUNE 500
COMPANIES IN TEXAS
The Lone Star State is home to 51 Fortune 500 corporate headquarters
TEXAS WIDE OPEN FOR BUSINESS
www.TexasWideOpenForBusiness.com

Market Highlights

IBTX operates in three of the **Top 20 Most Business-Friendly Cities in the nation** *(MarketWatch.com, May 2015)*

(#1) Dallas (#7) Houston (#12) Austin

Metropolitan Statistical Area	IBTX Market Rank[(1)]	# of IBTX Branches	Total Population
Dallas-Fort Worth-Arlington, TX	15	17	7,125,239
Houston-The Woodlands-Sugar Land, TX	22	11	6,677,340
Austin-Round Rock, TX	17	5	2,006,327
Sherman-Denison, TX	3	6	125,028
Waco, TX	11	2	264,642
Total		**41**	**16,198,576**

Dallas/North Texas Region

- The fourth largest MSA in the United States *(2016)*
    - 26% of total state population
    - Ranked 2nd in U.S. MSA population growth *(2014 to 2015)*
- 656 locally-headquartered companies with 1,000+ employees

Austin/Central Texas Region

- Austin is the 13th largest city in the United States
    - Fastest Growing MSA among top 50 MSAs in U.S. *(2016)*
- Headquarters to several public high tech companies

Houston Region

- The fifth largest MSA in the United States *(2016)*
    - 24% of total state population
    - Ranked 1st in U.S. MSA population growth *(2014 to 2015)*
- Ranked 3rd in Fortune 500 headquarters

Source: SNL Financial, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership.

(1) Based on deposit market share as of June 2016.

6

IBTX Demonstrated Growth 7 Total Assets (1) See Appendix for non-GAAP Reconciliation Interest Income, Net Interest Income and NIM EPS Core EPS (1)

Select Metrics 8 Core Pre-Tax Pre-Provision Earnings Income (1) ($ in thousands) Note: Dollars in thousands. (1) (1) See Appendix for non-GAAP Reconciliation. Core Efficiency Ratio (1)

Deposit Mix and Pricing (1) (1) Average rate for total deposits 2016 YTD Average Rate for Interest-bearing deposits: 0.51% 9

Diversified Loan Portfolio Loan Composition at 12/31/16 CRE Loan Composition at 12/31/16 Loans by Region at 12/31/16 10

Energy Overview (in millions) 11 (in millions) ▪ Outstanding energy loans represent 2.7% of total IBTX loans ▪ Portfolio is predominantly Texas Based and all credits are secured ▪ IBTX energy team has deep industry knowledge and experience

Historically Strong Credit Culture 12 NPLs / Loans Note: Financial data as of and for years ended December 31, and quarter ended September 30, 2016 for peer data and December 31, 2016 for IBTX. Interim chargeoff data annualized. Source: U.S. and Texas Commercial Bank numbers from SNL Financial. NCOs / Average Loans

Capital Total Capital and TCE/TA Ratios (1) (1) See Appendix for non-GAAP Reconciliation 13

Summary 14 • A Leading Texas Community Bank Franchise Focused in Major Metropolitan Markets (Dallas, Austin, Houston) • Significant Inside Ownership (34%) Aligned with Shareholders • Demonstrated Organic Growth • Completed Five Acquisitions Since the IPO • Increased Profitability and Improving Efficiency • Strong Credit Culture and Excellent Credit Quality

Overview of Carlile Bancshares, Inc. • Headquartered in Fort Worth, TX • Founded in 2009 and achieved growth through six strategic acquisitions • Strong branch footprint in diverse, metropolitan markets including Dallas / Fort Worth, Austin, Denver and Colorado Springs • Attractive loan to deposit ratio and core deposit base – approximately 90% of total deposits • Diverse loan mix with a yield on loans of approximately 5.4% over the last twelve months Financial Summary(1) Balance Sheet Data Total Assets $ 2,206 Total Loans 1,459 Total Deposits 1,837 Loans to Deposits (%) 79.4 % Profitability Data Net Income $ 20.9 ROAA 0.92 % Net Interest Margin 4.14 Efficiency Ratio (%) 69.8 Asset Quality NPA / Assets 1.19 ALLL / Loans 1.09 Net chargeoffs / Avg Loans 0.02 (In Millions) Source: SNL Financial 1) Data as of and for the quarter ending December 31, 2016 15

Transaction Summary Aggregate Deal Value $434 million(1) Consideration to Common 100% stock to Carlile common shareholders Options Treatment – Value Cashed out – $22.1 million(2) Shares Issued to Common 8.8 million shares of IBTX stock(2) issued to Carlile shareholders Minimum Tangible Common Equity $200 million required at close Board Seats Representatives of Carlile Bancshares will receive the greater of three board seats or 25% of the Independent Bank Group board Anticipated Closing April 1, 2017 1) Based on a negotiated IBTX stock price of $47.40 per share 2) Based on an IBTX closing stock price of $66.70 per share on February 16, 2017 16

Financial Impact EPS Accretion(1) ~3.8% accretive in 2017 ~8.4% accretive in 2018 Tang. Book Value Per Share Accretion ~1.6% accretive Tang. Book Value Per Share Earnback 0 years Internal Rate of Return ~20% Capital Ratios Pro Forma at Close: Leverage Ratio 8.02% Tier 1 Common Ratio 8.77 Tier 1 Risk Based Capital Ratio 9.18 Total Risk Based Capital Ratio 11.31 1) Estimates excludes one-time transaction costs 17

Experienced Management Team 18 Name / Title Background David R. Brooks Chairman of the Board, CEO & President, Director · 38 years in the financial services industry; 30 years at Independent Bank · Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director · 34 years in the financial services industry; 28 years at Independent Bank · Active in community banking since the late 1980s Brian E. Hobart Vice Chairman, Chief Lending Officer · 24 years in the financial services industry; 13 years at Independent Bank · Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox EVP, Chief Financial Officer · 27 years in the financial services industry; 5 years at Independent Bank · Previously a Financial Services Audit Partner at RSM US LLP James C. White EVP, Chief Operations Officer · Over 30 years in the financial services industry · Previously served as EVP/COO of Texas Capital Bank

Appendix 19

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Core Income, Core Efficiency Ratio and Core EPS

($ in thousands except per share data)		For the Year Ended December 31, 2013	2014	2015	2016	For the Quarter Ended December 31, 2015	2016
Net Interest Income - Reported	(a)	74,933	124,145	154,098	183,806	42,151	46,526
Write-off of debt origination warrants		223	—	—	—	—	—
Income recognized on acquired loans		(1,399)	(1,960)	(1,272)	(1,765)	(516)	(51)
Adjusted Net Interest Income	(b)	73,757	122,185	152,826	182,041	41,635	46,475
Provision Expense - Reported	(c)	3,822	5,359	9,231	9,440	1,970	2,197
Noninterest Income - Reported	(d)	11,021	13,624	16,128	19,555	4,254	5,224
Gain on sale of loans		—	(1,078)	(116)	—	—	—
Loss on sale of branch		—	—	—	43	—	—
Gain on Sale of OREO/repossessed assets		(1,507)	(71)	(290)	(62)	(70)	—
Gain on sale of securities		—	(362)	(134)	(4)	(44)	—
Loss (gain) on Sale of PP&E		18	22	358	(32)	(16)	—
Adjusted Noninterest Income	(e)	9,532	12,135	15,946	19,500	4,124	5,224
Noninterest Expense - Reported	(f)	57,671	88,512	103,198	113,790	28,527	27,361
Senior leadership restructuring		—	—	—	(2,575)	—	—
Adriatica expenses		(806)	(23)	—	—	—	—
OREO Impairment		(642)	(22)	(35)	(106)	—	—
FDIC refund		504	—	—	—	—	—
IPO related stock grant and bonus expense		(948)	(630)	(624)	(543)	(156)	(127)
Registration statements		—	(619)	—	—	—	—
Core system conversion		—	(265)	—	—	—	—
Acquisition Expense		(1,956)	(9,237)	(3,954)	(3,121)	(1,487)	(1,075)
Adjusted Noninterest Expense	(g)	53,823	77,716	98,585	107,445	26,884	26,159
Pre-Tax Pre-Provision Earnings	(a) + (d) - (f)	$ 28,283	$ 49,257	$ 67,028	$ 89,571	$ 17,878	$ 24,389
Core Pre-Tax Pre-Provision Earnings	(b) + (e) - (g)	$ 29,466	$ 56,604	$ 70,187	$ 94,096	$ 18,875	$ 25,540
Core net income [(1)]	(b) - (c) + (e) - (g)= (h)	17,232	34,427	41,056	56,563	11,377	15,541
Reported Efficiency Ratio	(f) / (a + d)	67.10%	64.25%	60.62%	55.95%	61.47%	52.87%
Core Efficiency Ratio	(g) / (b + e)	64.62%	57.86%	58.41%	53.31%	58.75%	50.60%
Average shares for basic EPS	(i)	11,143,726	15,458,666	17,321,513	18,501,663	17,965,055	18,613,975
Core basic EPS	(h) / (i)	$ 1.55	$ 2.23	$ 2.37	$ 3.06	$ 0.63	$ 0.83

(1) Assumes actual effective tax rate of 32.8%, 32.8%, 32.6% and 33.2% for the years ended December 31, 2013, 2014, 2015 and 2016, respectively, and 32.7% and 33.4%, for the quarters ended December 31, 2015 and, 2016, respectively.

20

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets APPENDIX Tangible Common Equity To Tangible Assets 12/31/16 9/30/16 6/30/16 3/31/16 12/31/2015 12/31/14 12/31/13 ($ in thousands) Tangible Common Equity Total common stockholders' equity $ 672,365 $ 643,253 $ 629,628 $ 616,258 $ 603,371 $ 516,913 $ 233,772 Adjustments: Goodwill (258,319) (258,319) (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles, net (14,177) (14,669) (15,161) (15,653) (16,357) (12,455) (3,148) Tangible Common Equity $ 399,869 $ 370,265 $ 356,148 $ 342,286 $ 328,371 $ 275,001 $ 195,920 Tangible Assets 5,580,305 5,394,207 5,173,317 4,987,995 4,780,000 3,890,727 2,126,132 Tangible Common Equity To Tangible Assets 7.17% 6.86% 6.88% 6.86% 6.87% 7.07% 9.21% 21

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tier 1 Risk Based Capital Ratio Tier 1 Risk Based Capital Ratio 12/31/16 Total Common Stockholders' Equity - GAAP $ 672,365 Unrealized loss on AFS securities 1,100 Goodwill (258,319) Qualifying core deposit intangibles, net (5,529) Tier 1 Common Equity $ 409,617 Qualifying restricted core capital elements (junior subordinated debentures) 17,600 Tier 1 Equity $ 427,217 Total Risk Weighted Assets $ 4,996,229 Tier 1 Equity to Risk-Weighted Assets Ratio 8.55% 22

Contact Information 23 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Michelle Hickox 1600 Redbud Blvd Executive Vice President and Chief Financial Officer Suite 400 (972) 562-9004 McKinney, TX 75069 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com